SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549
                          ____________

                            FORM 8-K



                         CURRENT REPORT



               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



     Date of report (Date of earliest event reported):  June
                             6, 2001



                     EMERITUS CORPORATION
       (Exact name of registrant as specified in charter)


       Washington             1-14012           91-1605464
     (State or other        (Commission       (IRS Employer
     jurisdiction of        File Number)   Identification No.)
     incorporation)



                      Raymond R. Brandstrom
     Vice President of Finance, Chief Financial Officer, and
                            Secretary
                      Emeritus Corporation
                 3131 Elliott Avenue, Suite 500
                    Seattle, Washington 98121
       (Address of principal executive offices) (Zip Code)



                         (206) 298-2909
      (Registrant's telephone number, including area code)


Item 5.   Other Events

     On June 6, 2001, the Company announced that discussions with Deutsche Bank AG, the lender of its $73.3 million outstanding mortgage debt originally due April 29, 2001, have concluded with an extension of the debt.

     The structure of the agreement provides for the ability to extend the maturity under certain circumstances up to May 2003. As part of the negotiated terms, Emeritus has agreed to reduce the outstanding indebtedness by $30.0 million through refinancing of three properties in the portfolio that the lender has agreed to release. The remainder of the portfolio can be released as the individual properties qualify for and are refinanced. Emeritus is currently evaluating multiple mechanisms to refinance the three facilities by December 2001. This should also facilitate additional refinances as properties mature.

Item 7.   Exhibits

10.1 Extension Agreement between Emeritus Properties II, Inc.,
Emeritus Properties V, Inc., Emeritus Properties VII, Inc.,
Emeritus Properties III, Inc., and Deutsche Bank AG, dated June
6, 2001.

10.2 Credit Agreement dated April 29, 1998 between Emeritus Properties II, Inc., Emeritus Properties V, Inc., and Emeritus Properties VII, Inc. ("Borrowers") and Deutsche Bank AG, New York Branch ("Lender") (incorporated by reference from Exhibit 10.2.1 to the Company's form 10-Q filed with the Securities and Exchange Commission on August 14, 1998).

10.3 Amended and Restated Guaranty and Limited Indemnity Agreement dated June 30, 1998 between Emeritus Corporation ("Guarantor") and Deutsche Bank AG ("Lender") (incorporated by reference from Exhibit 10.2.2 to the Company's form 10-Q filed with the Securities and Exchange Commission on August 14, 1998).

10.4 Amendment to Credit Agreement and Restatement of Article IX dated June 30, 1998 between Emeritus Properties II, Inc., Emeritus
Properties III, Inc., Emeritus Properties V and Emeritus
Properties VII, Inc. (together "Borrowers") and Deutsche Bank AG
("Lender") (incorporated by reference from Exhibit 10.2.3 to the Company's form 10-Q filed with the Securities and Exchange
Commission on August 14, 1998).

10.5 Guaranty and Limited Indemnity Agreement dated April 29,
1998 between Emeritus Corporation ("Grantor") and Deutsche Bank
AG, New York Branch ("Lender") (incorporated by reference from
Exhibit 10.2.4 to the Company's form 10-Q filed with the Securities and Exchange Commission on August 14, 1998).

10.6 Promissory Note dated June 30, 1998 between Emeritus
Properties III, Inc. ("Borrower") and Deutsche Bank AG, New York
Branch ("Lender") (incorporated by reference from Exhibit 10.2.5 to the Company's form 10-Q filed with the Securities and Exchange
Commission on August 14, 1998).

10.7 Future Advance Promissory Note dated April 29, 1998 between
Emeritus Properties V, Inc. ("Borrower") and Deutsche Bank AG,
New York Branch ("Lender") (incorporated by reference from
Exhibit 10.2.6 to the Company's form 10-Q filed with the Securities and Exchange Commission on August 14, 1998).

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              EMERITUS CORPORATION



                              By:    /s/ Raymond R. Brandstrom
                              Raymond R. Brandstrom
                              Vice President of Finance, Chief
                              Financial Officer, and Secretary




Dated:  July 18, 2001



                          Exhibit Index



Exhibit    Description
No.

10.1       Extension Agreement between Emeritus Properties
           II, Inc., Emeritus Properties V, Inc., Emeritus
           Properties VII, Inc., Emeritus Properties III,
           Inc., and Deutsche Bank AG, dated June 6, 2001.